Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Second Quarter 2016

i

ii

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended			Year-to-Date
	June 30%			June 30%
	2016	2015	Change	2016	2015	Change
Summary Income Statement
Interest income	$1,845	$1,525	21.0%	$3,605	$3,053	18.1%
Interest expense	188	177	6.2	380	358	6.1
Net interest income - taxable equivalent	1,657	1,348	22.9	3,225	2,695	19.7
Less: Taxable-equivalent adjustment	40	36	11.1	79	71	11.3
Net interest income	1,617	1,312	23.2	3,146	2,624	19.9
Provision for credit losses	111	97	14.4	295	196	50.5
Net interest income after provision for credit losses	1,506	1,215	24.0	2,851	2,428	17.4
Noninterest income	1,130	1,019	10.9	2,146	2,016	6.4
Noninterest expense	1,797	1,653	8.7	3,342	3,075	8.7
Income before income taxes	839	581	44.4	1,655	1,369	20.9
Provision for income taxes	252	80	NM	498	321	55.1
Net income	587	501	17.2	1,157	1,048	10.4
Noncontrolling interests	3	10	(70.0)	9	32	(71.9)
Preferred stock dividends	43	37	16.2	80	74	8.1
Net income available to common shareholders	541	454	19.2	1,068	942	13.4
Per Common Share Data
Earnings:
Basic	$0.67	$0.63	6.3%	$1.34	$1.30	3.1%
Diluted	0.66	0.62	6.5	1.32	1.29	2.3
Cash dividends declared	0.28	0.27	3.7	0.55	0.51	7.8
Common equity	32.72	30.64	6.8	32.72	30.64	6.8
Tangible common equity (1)	19.75	20.21	(2.3)	19.75	20.21	(2.3)

End of period shares outstanding	814,500	733,481	11.0	814,500	733,481	11.0
Weighted average shares:
Basic	814,261	724,880	12.3	797,727	723,268	10.3
Diluted	823,682	734,527	12.1	806,839	733,002	10.1
Performance Ratios
Return on average assets	1.06%	1.06%		1.07%	1.12%
Return on average risk-weighted assets	1.38	1.32		1.38	1.40
Return on average common shareholders' equity	8.21	8.20		8.33	8.62
Return on average tangible common shareholders' equity (2)	14.33	12.76		14.10	13.37
Net interest margin - taxable equivalent	3.41	3.27		3.42	3.30
Fee income ratio-adjusted (3)	42.8	46.3		41.8	46.1
Efficiency ratio-adjusted (3)	59.3	59.2		58.9	58.9
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.40%	0.38%		0.40%	0.38%
Loans and leases plus foreclosed property	0.62	0.60		0.62	0.60
Net charge-offs as a percentage of average loans and leases	0.28	0.33		0.37	0.33
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.06	1.19		1.06	1.19
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.90x	2.55x		1.90x	2.55x
Average Balances
Total assets	$223,399	$189,033	18.2%	$216,751	$188,170	15.2%
Total securities (4)	48,510	40,727	19.1	46,545	40,929	13.7
Loans and leases	143,097	122,056	17.2	139,362	121,150	15.0
Deposits	160,338	131,868	21.6	155,102	130,706	18.7
Common shareholders' equity	26,519	22,210	19.4	25,798	22,047	17.0
Shareholders' equity	29,610	24,888	19.0	28,718	24,728	16.1
Period-End Balances
Total assets	$221,859	$191,017	16.1%	$221,859	$191,017	16.1%
Total securities (4)	47,006	40,620	15.7	47,006	40,620	15.7
Loans and leases	144,711	124,770	16.0	144,711	124,770	16.0
Deposits	159,238	132,783	19.9	159,238	132,783	19.9
Common shareholders' equity	26,651	22,477	18.6	26,651	22,477	18.6
Shareholders' equity	29,743	25,132	18.3	29,743	25,132	18.3
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.0%	10.4%		10.0%	10.4%
Tier 1	11.7	12.1		11.7	12.1
Total	13.9	14.2		13.9	14.2
Leverage	9.6	10.2		9.6	10.2
Tangible common equity to tangible assets (1)	7.6	8.1		7.6	8.1
Applicable ratios are annualized.
(1) Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Summary Income Statement
Interest income	$1,845	$1,760	$1,733	$1,687	$1,525
Interest expense	188	192	191	186	177
Net interest income - taxable equivalent	1,657	1,568	1,542	1,501	1,348
Less: Taxable-equivalent adjustment	40	39	38	37	36
Net interest income	1,617	1,529	1,504	1,464	1,312
Provision for credit losses	111	184	129	103	97
Net interest income after provision for credit losses	1,506	1,345	1,375	1,361	1,215
Noninterest income	1,130	1,016	1,015	988	1,019
Noninterest expense	1,797	1,545	1,597	1,594	1,653
Income before income taxes	839	816	793	755	581
Provision for income taxes	252	246	251	222	80
Net income	587	570	542	533	501
Noncontrolling interests	3	6	3	4	10
Preferred stock dividends	43	37	37	37	37
Net income available to common shareholders	541	527	502	492	454
Per Common Share Data
Earnings:
Basic	$0.67	$0.67	$0.64	$0.64	$0.63
Diluted	0.66	0.67	0.64	0.64	0.62
Cash dividends declared	0.28	0.27	0.27	0.27	0.27
Common equity	32.72	32.14	31.66	31.56	30.64
Tangible common equity (1)	19.75	20.36	19.82	19.77	20.21

End of period shares outstanding	814,500	782,379	780,337	780,150	733,481
Weighted average shares:
Basic	814,261	781,193	780,261	764,435	724,880
Diluted	823,682	790,176	790,244	774,023	734,527
Performance Ratios
Return on average assets	1.06%	1.09%	1.03%	1.04%	1.06%
Return on average risk-weighted assets	1.38	1.37	1.29	1.32	1.32
Return on average common shareholders' equity	8.21	8.45	8.06	8.14	8.20
Return on average tangible common shareholders' equity (2)	14.33	13.87	13.37	13.23	12.76
Net interest margin - taxable equivalent	3.41	3.43	3.35	3.35	3.27
Fee income ratio-adjusted (3)	42.8	40.6	41.8	42.1	46.3
Efficiency ratio-adjusted (3)	59.3	58.3	58.8	59.2	59.2
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.40%	0.42%	0.34%	0.36%	0.38%
Loans and leases plus foreclosed property	0.62	0.67	0.52	0.55	0.60
Net charge-offs as a percentage of average loans and leases	0.28	0.46	0.38	0.32	0.33
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.06	1.10	1.07	1.08	1.19
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.90x	1.89x	2.53x	2.49x	2.55x
Average Balances
Total assets	$223,399	$210,102	$209,217	$203,531	$189,033
Total securities (4)	48,510	44,580	43,468	43,048	40,727
Loans and leases	143,097	135,628	136,190	132,499	122,056
Deposits	160,338	149,867	148,491	143,837	131,868
Common shareholders' equity	26,519	25,076	24,736	23,957	22,210
Shareholders' equity	29,610	27,826	27,378	26,612	24,888
Period-End Balances
Total assets	$221,859	$212,405	$209,947	$208,809	$191,017
Total securities (4)	47,006	46,480	43,827	43,494	40,620
Loans and leases	144,711	136,671	136,986	136,967	124,770
Deposits	159,238	150,500	149,124	147,827	132,783
Common shareholders' equity	26,651	25,146	24,703	24,621	22,477
Shareholders' equity	29,743	28,239	27,340	27,264	25,132
Capital Ratios - Preliminary
Risk-based:
Common equity Tier 1	10.0%	10.4%	10.3%	10.1%	10.4%
Tier 1	11.7	12.2	11.8	11.7	12.1
Total	13.9	14.6	14.3	14.2	14.2
Leverage	9.6	10.1	9.8	9.9	10.2
Tangible common equity to tangible assets (1)	7.6	7.8	7.7	7.7	8.1
Applicable ratios are annualized.
(1) Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.

(2) Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.

(3) Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4) Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2016	2015	$	%	2016	2015	$	%
Interest Income
Interest and fees on loans and leases	$1,509	$1,249	$260	20.8%	$2,951	$2,486	$465	18.7%
Interest and dividends on securities	286	232	54	23.3	541	472	69	14.6
Interest on other earning assets	10	8	2	25.0	34	24	10	41.7
Total interest income	1,805	1,489	316	21.2	3,526	2,982	544	18.2
Interest Expense
Interest on deposits	64	55	9	16.4	128	110	18	16.4
Interest on short-term borrowings	3	1	2	200.0	5	2	3	150.0
Interest on long-term debt	121	121	—	—	247	246	1	0.4
Total interest expense	188	177	11	6.2	380	358	22	6.1
Net Interest Income	1,617	1,312	305	23.2	3,146	2,624	522	19.9
Provision for credit losses	111	97	14	14.4	295	196	99	50.5
Net Interest Income After Provision for Credit Losses	1,506	1,215	291	24.0	2,851	2,428	423	17.4
Noninterest Income
Insurance income	465	422	43	10.2	884	862	22	2.6
Service charges on deposits	166	154	12	7.8	320	299	21	7.0
Mortgage banking income	111	130	(19)	(14.6)	202	240	(38)	(15.8)
Investment banking and brokerage fees and commissions	102	108	(6)	(5.6)	199	202	(3)	(1.5)
Trust and investment advisory revenues	67	57	10	17.5	129	113	16	14.2
Bankcard fees and merchant discounts	60	55	5	9.1	116	105	11	10.5
Checkcard fees	50	43	7	16.3	95	82	13	15.9
Operating lease income	35	30	5	16.7	69	59	10	16.9
Income from bank-owned life insurance	31	27	4	14.8	62	57	5	8.8
FDIC loss share income, net	(64)	(64)	—	—	(124)	(143)	19	(13.3)
Securities gains (losses), net	—	(1)	1	(100.0)	45	(1)	46	NM
Other income	107	58	49	84.5	149	141	8	5.7
Total noninterest income	1,130	1,019	111	10.9	2,146	2,016	130	6.4
Noninterest Expense
Personnel expense	1,039	864	175	20.3	1,954	1,694	260	15.3
Occupancy and equipment expense	194	166	28	16.9	385	333	52	15.6
Software expense	53	46	7	15.2	104	90	14	15.6
Loan-related expense	36	37	(1)	(2.7)	68	75	(7)	(9.3)
Outside IT services	44	29	15	51.7	85	59	26	44.1
Professional services	26	35	(9)	(25.7)	48	59	(11)	(18.6)
Amortization of intangibles	42	23	19	82.6	74	44	30	68.2
Regulatory charges	32	25	7	28.0	62	48	14	29.2
Foreclosed property expense	8	14	(6)	(42.9)	19	27	(8)	(29.6)
Merger-related and restructuring charges, net	92	25	67	NM	115	38	77	NM
Loss (gain) on early extinguishment of debt	—	172	(172)	(100.0)	(1)	172	(173)	(100.6)
Other expense	231	217	14	6.5	429	436	(7)	(1.6)
Total noninterest expense	1,797	1,653	144	8.7	3,342	3,075	267	8.7
Earnings
Income before income taxes	839	581	258	44.4	1,655	1,369	286	20.9
Provision for income taxes	252	80	172	NM	498	321	177	55.1
Net income	587	501	86	17.2	1,157	1,048	109	10.4
Noncontrolling interests	3	10	(7)	(70.0)	9	32	(23)	(71.9)
Preferred stock dividends	43	37	6	16.2	80	74	6	8.1
Net income available to common shareholders	$541	$454	$87	19.2%	$1,068	$942	$126	13.4%
Earnings Per Common Share
Basic	$0.67	$0.63	$0.04	6.3%	$1.34	$1.30	$0.04	3.1%
Diluted	0.66	0.62	0.04	6.5	1.32	1.29	0.03	2.3
Weighted Average Shares Outstanding
Basic	814,261	724,880	89,381	12.3	797,727	723,268	74,459	10.3
Diluted	823,682	734,527	89,155	12.1	806,839	733,002	73,837	10.1
NM - not meaningful.

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Interest Income
Interest and fees on loans and leases	$1,509	$1,442	$1,449	$1,412	$1,249
Interest and dividends on securities	286	255	237	232	232
Interest on other earning assets	10	24	9	6	8
Total interest income	1,805	1,721	1,695	1,650	1,489
Interest Expense
Interest on deposits	64	64	62	61	55
Interest on short-term borrowings	3	2	1	1	1
Interest on long-term debt	121	126	128	124	121
Total interest expense	188	192	191	186	177
Net Interest Income	1,617	1,529	1,504	1,464	1,312
Provision for credit losses	111	184	129	103	97
Net Interest Income After Provision for Credit Losses	1,506	1,345	1,375	1,361	1,215
Noninterest Income
Insurance income	465	419	380	354	422
Service charges on deposits	166	154	165	167	154
Mortgage banking income	111	91	104	111	130
Investment banking and brokerage fees and commissions	102	97	91	105	108
Trust and investment advisory revenues	67	62	64	63	57
Bankcard fees and merchant discounts	60	56	56	57	55
Checkcard fees	50	45	47	45	43
Operating lease income	35	34	33	32	30
Income from bank-owned life insurance	31	31	27	29	27
FDIC loss share income, net	(64)	(60)	(52)	(58)	(64)
Securities gains (losses), net	—	45	—	(2)	(1)
Other income	107	42	100	85	58
Total noninterest income	1,130	1,016	1,015	988	1,019
Noninterest Expense
Personnel expense	1,039	915	893	882	864
Occupancy and equipment expense	194	191	192	183	166
Software expense	53	51	52	50	46
Loan-related expense	36	32	37	38	37
Outside IT services	44	41	41	35	29
Professional services	26	22	29	42	35
Amortization of intangibles	42	32	32	29	23
Regulatory charges	32	30	28	25	25
Foreclosed property expense	8	11	11	15	14
Merger-related and restructuring charges, net	92	23	50	77	25
Loss (gain) on early extinguishment of debt	—	(1)	—	—	172
Other expense	231	198	232	218	217
Total noninterest expense	1,797	1,545	1,597	1,594	1,653
Earnings
Income before income taxes	839	816	793	755	581
Provision for income taxes	252	246	251	222	80
Net income	587	570	542	533	501
Noncontrolling interests	3	6	3	4	10
Preferred stock dividends	43	37	37	37	37
Net income available to common shareholders	$541	$527	$502	$492	$454
Earnings Per Common Share
Basic	$0.67	$0.67	$0.64	$0.64	$0.63
Diluted	0.66	0.67	0.64	0.64	0.62
Weighted Average Shares Outstanding
Basic	814,261	781,193	780,261	764,435	724,880
Diluted	823,682	790,176	790,244	774,023	734,527

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Community Banking (1)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$532	$529	$492	$449	$431
Net intersegment interest income (expense)	391	389	361	323	304
Segment net interest income	923	918	853	772	735
Allocated provision for credit losses	23	(10)	39	4	11
Noninterest income	305	288	301	303	290
Intersegment net referral fees (expenses)	40	30	30	35	39
Noninterest expense	435	422	404	381	373
Amortization of intangibles	18	19	14	9	9
Allocated corporate expenses	330	332	309	304	307
Income (loss) before income taxes	462	473	418	412	364
Provision (benefit) for income taxes	168	172	153	151	133
Segment net income (loss)	$294	$301	$265	$261	$231
Identifiable segment assets (period end)	$67,952	$67,721	$68,250	$57,368	$56,803

	Quarter Ended
Residential Mortgage Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$333	$332	$336	$337	$343
Net intersegment interest income (expense)	(223)	(227)	(225)	(221)	(227)
Segment net interest income	110	105	111	116	116
Allocated provision for credit losses	10	11	8	10	3
Noninterest income	82	71	78	93	100
Intersegment net referral fees (expenses)	1	—	1	1	(1)
Noninterest expense	87	76	78	85	78
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	25	26	25	22	23
Income (loss) before income taxes	71	63	79	93	111
Provision (benefit) for income taxes	27	24	30	35	42
Segment net income (loss)	$44	$39	$49	$58	$69
Identifiable segment assets (period end)	$33,651	$33,253	$33,407	$32,973	$34,218

	Quarter Ended
Dealer Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$226	$229	$231	$221	$216
Net intersegment interest income (expense)	(39)	(40)	(39)	(38)	(38)
Segment net interest income	187	189	192	183	178
Allocated provision for credit losses	58	76	77	67	48
Noninterest income	—	1	—	—	—
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	36	35	40	38	41
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	11	11	9	10	10
Income (loss) before income taxes	82	68	66	68	79
Provision (benefit) for income taxes	31	26	25	26	30
Segment net income (loss)	$51	$42	$41	$42	$49
Identifiable segment assets (period end)	$14,463	$14,692	$15,130	$13,794	$13,906

	Quarter Ended
Specialized Lending	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$186	$178	$178	$171	$153
Net intersegment interest income (expense)	(69)	(68)	(65)	(60)	(56)
Segment net interest income	117	110	113	111	97
Allocated provision for credit losses	17	18	12	8	11
Noninterest income	73	65	71	58	71
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	72	65	71	62	64
Amortization of intangibles	1	1	1	1	1
Allocated corporate expenses	19	18	16	17	15
Income (loss) before income taxes	81	73	84	81	77
Provision (benefit) for income taxes	20	17	21	20	19
Segment net income (loss)	$61	$56	$63	$61	$58
Identifiable segment assets (period end)	$19,739	$18,155	$18,243	$17,669	$17,067
Lines of business results are preliminary.
(1) Intangible assets and related amortization resulting from recent bank acquisitions have been reclassified from Other, Treasury and Corporate to Community Banking.

BB&T Corporation
Lines of Business Financial Performance - Preliminary
(Dollars in millions)

	Quarter Ended
Insurance Holdings	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$1	$—	$—	$1	$—
Net intersegment interest income (expense)	1	1	2	2	1
Segment net interest income	2	1	2	3	1
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	465	421	388	353	425
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	350	299	295	284	310
Amortization of intangibles	18	11	12	12	11
Allocated corporate expenses	28	28	24	25	25
Income (loss) before income taxes	71	84	59	35	80
Provision (benefit) for income taxes	27	31	23	14	27
Segment net income (loss)	$44	$53	$36	$21	$53
Identifiable segment assets (period end)	$3,590	$2,800	$2,804	$2,668	$2,907

	Quarter Ended
Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$68	$63	$60	$54	$54
Net intersegment interest income (expense)	91	88	85	81	76
Segment net interest income	159	151	145	135	130
Allocated provision for credit losses	6	90	(3)	22	23
Noninterest income	210	197	210	226	212
Intersegment net referral fees (expenses)	5	3	11	4	4
Noninterest expense	190	181	168	176	177
Amortization of intangibles	1	1	1	1	—
Allocated corporate expenses	37	37	34	34	34
Income (loss) before income taxes	140	42	166	132	112
Provision (benefit) for income taxes	53	15	62	50	42
Segment net income (loss)	$87	$27	$104	$82	$70
Identifiable segment assets (period end)	$17,577	$17,981	$16,650	$15,680	$14,715

	Quarter Ended
Other, Treasury & Corporate (1)(2)(3)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$271	$198	$207	$231	$115
Net intersegment interest income (expense)	(152)	(143)	(119)	(87)	(60)
Segment net interest income	119	55	88	144	55
Allocated provision for credit losses	(3)	(1)	(4)	(8)	1
Noninterest income	(5)	(27)	(33)	(45)	(79)
Intersegment net referral fees (expenses)	(46)	(33)	(42)	(40)	(42)
Noninterest expense	585	435	509	539	587
Amortization of intangibles	4	—	4	6	2
Allocated corporate expenses	(450)	(452)	(417)	(412)	(414)
Income (loss) before income taxes	(68)	13	(79)	(66)	(242)
Provision (benefit) for income taxes	(74)	(39)	(63)	(74)	(213)
Segment net income (loss)	$6	$52	$(16)	$8	$(29)
Identifiable segment assets (period end)	$64,887	$57,803	$55,463	$68,657	$51,401

	Quarter Ended
Total BB&T Corporation	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Net interest income (expense)	$1,617	$1,529	$1,504	$1,464	$1,312
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,617	1,529	1,504	1,464	1,312
Allocated provision for credit losses	111	184	129	103	97
Noninterest income	1,130	1,016	1,015	988	1,019
Intersegment net referral fees (expenses)	—	—	—	—	—
Noninterest expense	1,755	1,513	1,565	1,565	1,630
Amortization of intangibles	42	32	32	29	23
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	839	816	793	755	581
Provision (benefit) for income taxes	252	246	251	222	80
Segment net income (loss)	$587	$570	$542	$533	$501
Identifiable segment assets (period end)	$221,859	$212,405	$209,947	$208,809	$191,017
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(2) Intangible assets and related amortization resulting from recent bank acquisitions have been reclassified from Other, Treasury and Corporate to Community Banking.
(3) The financial information related to National Penn's operations is included in the Other, Treasury & Corporate segment for the second quarter of 2016 and will be presented in the other segments following the systems conversion date in July 2016.

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)
	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Assets
Cash and due from banks	$1,958	$1,825	$2,123	$1,538	$1,607
Interest-bearing deposits with banks	510	786	1,435	1,115	824
Federal funds sold and securities purchased under resale agreements or similar arrangements	145	167	153	127	190
Restricted cash	846	666	456	578	379
Securities available for sale at fair value	28,244	27,129	25,297	24,249	21,183
Securities held to maturity at amortized cost	18,762	19,351	18,530	19,245	19,437
Loans and leases:
Commercial:
Commercial and industrial	52,103	48,727	48,430	48,095	43,607
CRE-income producing properties	14,872	13,728	13,421	13,313	11,132
CRE-construction and development	3,690	3,416	3,732	3,807	2,874
Dealer floor plan	1,308	1,266	1,215	1,093	1,066
Direct retail lending	12,025	11,085	11,140	10,626	8,675
Sales finance	9,429	9,784	10,327	10,772	9,427
Revolving credit	2,512	2,449	2,510	2,429	2,407
Residential mortgage	30,650	29,998	30,533	31,070	30,054
Other lending subsidiaries	14,528	13,587	13,521	13,235	12,067
Acquired from FDIC and PCI	1,109	1,056	1,122	1,075	992
Total loans and leases held for investment	142,226	135,096	135,951	135,515	122,301
Loans held for sale	2,485	1,575	1,035	1,452	2,469
Total loans and leases	144,711	136,671	136,986	136,967	124,770
Allowance for loan and lease losses	(1,507)	(1,488)	(1,460)	(1,458)	(1,457)
Premises and equipment	2,088	2,001	2,007	2,038	1,900
Goodwill	9,621	8,559	8,548	8,498	7,141
Core deposit and other intangible assets	946	656	686	700	514
Mortgage servicing rights at fair value	785	860	880	848	912
Other assets	14,750	15,222	14,306	14,364	13,617
Total assets	$221,859	$212,405	$209,947	$208,809	$191,017
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$49,180	$47,258	$45,695	$44,700	$42,234
Interest checking	28,528	25,915	25,410	23,574	20,843
Money market and savings	64,064	60,349	60,461	61,689	55,269
Time deposits	17,466	16,978	17,558	17,864	14,437
Total deposits	159,238	150,500	149,124	147,827	132,783
Short-term borrowings	1,472	4,130	3,593	2,581	3,883
Long-term debt	24,435	22,823	23,769	24,883	23,271
Accounts payable and other liabilities	6,971	6,713	6,121	6,254	5,948
Total liabilities	192,116	184,166	182,607	181,545	165,885
Shareholders' equity:
Preferred stock	3,053	3,054	2,603	2,603	2,603
Common stock	4,073	3,912	3,902	3,901	3,667
Additional paid-in capital	9,311	8,360	8,365	8,344	6,667
Retained earnings	14,104	13,791	13,464	13,172	12,891
Accumulated other comprehensive loss	(837)	(917)	(1,028)	(796)	(748)
Noncontrolling interests	39	39	34	40	52
Total shareholders' equity	29,743	28,239	27,340	27,264	25,132
Total liabilities and shareholders' equity	$221,859	$212,405	$209,947	$208,809	$191,017

BB&T Corporation
Average Balance Sheets
(Dollars in millions)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2016	2015	$	%	2016	2015	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,252	$2,561	$(309)	(12.1)%	$2,514	$2,529	$(15)	(0.6)%
U.S. government-sponsored entities (GSE)	4,199	5,400	(1,201)	(22.2)	4,632	5,397	(765)	(14.2)
Mortgage-backed securities issued by GSE	38,911	29,245	9,666	33.1	36,343	29,461	6,882	23.4
States and political subdivisions	2,289	1,834	455	24.8	2,139	1,828	311	17.0
Non-agency mortgage-backed	71	220	(149)	(67.7)	119	224	(105)	(46.9)
Other	67	623	(556)	(89.2)	64	633	(569)	(89.9)
Acquired from FDIC	721	844	(123)	(14.6)	734	857	(123)	(14.4)
Total securities	48,510	40,727	7,783	19.1	46,545	40,929	5,616	13.7
Other earning assets	3,215	2,645	570	21.6	3,310	2,324	986	42.4
Loans and leases:
Commercial:
Commercial and industrial	51,646	42,541	9,105	21.4	49,830	41,998	7,832	18.6
CRE-income producing properties	14,786	10,730	4,056	37.8	14,138	10,705	3,433	32.1
CRE-construction and development	3,669	2,767	902	32.6	3,644	2,750	894	32.5
Dealer floor plan	1,305	1,010	295	29.2	1,272	1,025	247	24.1
Direct retail lending	12,031	8,449	3,582	42.4	11,569	8,320	3,249	39.1
Sales finance	9,670	9,507	163	1.7	9,859	9,483	376	4.0
Revolving credit	2,477	2,365	112	4.7	2,470	2,375	95	4.0
Residential mortgage	30,471	29,862	609	2.0	30,167	30,143	24	0.1
Other lending subsidiaries	13,961	11,701	2,260	19.3	13,700	11,511	2,189	19.0
Acquired from FDIC and PCI	1,130	1,055	75	7.1	1,114	1,105	9	0.8
Total loans and leases held for investment	141,146	119,987	21,159	17.6	137,763	119,415	18,348	15.4
Loans held for sale	1,951	2,069	(118)	(5.7)	1,599	1,735	(136)	(7.8)
Total loans and leases	143,097	122,056	21,041	17.2	139,362	121,150	18,212	15.0
Total earning assets	194,822	165,428	29,394	17.8	189,217	164,403	24,814	15.1
Nonearning assets	28,577	23,605	4,972	21.1	27,534	23,767	3,767	15.8
Total assets	$223,399	$189,033	$34,366	18.2%	$216,751	$188,170	$28,581	15.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$48,801	$41,502	$7,299	17.6%	$47,502	$40,607	$6,895	17.0%
Interest checking	28,376	20,950	7,426	35.4	26,990	20,787	6,203	29.8
Money market and savings	63,195	53,852	9,343	17.3	61,809	52,754	9,055	17.2
Time deposits	18,101	14,800	3,301	22.3	17,493	15,894	1,599	10.1
Foreign office deposits - interest-bearing	1,865	764	1,101	144.1	1,308	664	644	97.0
Total deposits	160,338	131,868	28,470	21.6	155,102	130,706	24,396	18.7
Short-term borrowings	2,951	3,080	(129)	(4.2)	2,861	3,308	(447)	(13.5)
Long-term debt	23,272	22,616	656	2.9	23,090	22,828	262	1.1
Accounts payable and other liabilities	7,228	6,581	647	9.8	6,980	6,600	380	5.8
Total liabilities	193,789	164,145	29,644	18.1	188,033	163,442	24,591	15.0
Shareholders' equity	29,610	24,888	4,722	19.0	28,718	24,728	3,990	16.1
Total liabilities and shareholders' equity	$223,399	$189,033	$34,366	18.2%	$216,751	$188,170	$28,581	15.2%
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,252	$2,777	$2,794	$2,745	$2,561
U.S. government-sponsored entities (GSE)	4,199	5,065	5,165	5,395	5,400
Mortgage-backed securities issued by GSE	38,911	33,774	32,442	31,329	29,245
States and political subdivisions	2,289	1,989	2,019	1,975	1,834
Non-agency mortgage-backed	71	166	201	211	220
Other	67	62	64	579	623
Acquired from FDIC	721	747	783	814	844
Total securities	48,510	44,580	43,468	43,048	40,727
Other earning assets	3,215	3,404	3,493	2,917	2,645
Loans and leases:
Commercial:
Commercial and industrial	51,646	48,013	48,047	46,462	42,541
CRE-income producing properties	14,786	13,490	13,264	12,514	10,730
CRE-construction and development	3,669	3,619	3,766	3,502	2,767
Dealer floor plan	1,305	1,239	1,164	1,056	1,010
Direct retail lending	12,031	11,107	10,896	9,926	8,449
Sales finance	9,670	10,049	10,533	10,386	9,507
Revolving credit	2,477	2,463	2,458	2,421	2,365
Residential mortgage	30,471	29,864	30,334	30,384	29,862
Other lending subsidiaries	13,961	13,439	13,281	12,837	11,701
Acquired from FDIC and PCI	1,130	1,098	1,070	1,052	1,055
Total loans and leases held for investment	141,146	134,381	134,813	130,540	119,987
Loans held for sale	1,951	1,247	1,377	1,959	2,069
Total loans and leases	143,097	135,628	136,190	132,499	122,056
Total earning assets	194,822	183,612	183,151	178,464	165,428
Nonearning assets	28,577	26,490	26,066	25,067	23,605
Total assets	$223,399	$210,102	$209,217	$203,531	$189,033
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$48,801	$46,203	$45,824	$44,153	$41,502
Interest checking	28,376	25,604	24,157	22,593	20,950
Money market and savings	63,195	60,424	61,431	59,306	53,852
Time deposits	18,101	16,884	16,981	16,837	14,800
Foreign office deposits - interest-bearing	1,865	752	98	948	764
Total deposits	160,338	149,867	148,491	143,837	131,868
Short-term borrowings	2,951	2,771	2,698	3,572	3,080
Long-term debt	23,272	22,907	24,306	23,394	22,616
Accounts payable and other liabilities	7,228	6,731	6,344	6,116	6,581
Total liabilities	193,789	182,276	181,839	176,919	164,145
Shareholders' equity	29,610	27,826	27,378	26,612	24,888
Total liabilities and shareholders' equity	$223,399	$210,102	$209,217	$203,531	$189,033
Average balances exclude basis adjustments for fair value hedges.
(1) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	June 30, 2016			March 31, 2016
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,252	$10	1.76%	$2,777	$12	1.70%
U.S. government-sponsored entities (GSE)	4,199	21	2.06	5,065	27	2.11
Mortgage-backed securities issued by GSE	38,911	203	2.09	33,774	167	1.98
States and political subdivisions	2,289	30	5.17	1,989	26	5.30
Non-agency mortgage-backed	71	1	5.14	166	3	8.27
Other	67	1	1.91	62	—	1.57
Acquired from FDIC	721	34	19.03	747	32	17.20
Total securities	48,510	300	2.47	44,580	267	2.40
Other earning assets	3,215	9	1.22	3,404	25	2.87
Loans and leases:
Commercial:
Commercial and industrial	51,646	433	3.37	48,013	392	3.29
CRE-income producing properties	14,786	139	3.79	13,490	127	3.77
CRE-construction and development	3,669	34	3.74	3,619	34	3.75
Dealer floor plan	1,305	7	2.04	1,239	6	2.02
Direct retail lending	12,031	127	4.33	11,107	118	4.23
Sales finance	9,670	74	3.05	10,049	75	3.01
Revolving credit	2,477	54	8.73	2,463	54	8.82
Residential mortgage	30,471	312	4.09	29,864	305	4.10
Other lending subsidiaries	13,961	292	8.39	13,439	286	8.56
Acquired from FDIC and PCI	1,130	48	16.91	1,098	59	21.69
Total loans and leases held for investment	141,146	1,520	4.32	134,381	1,456	4.35
Loans held for sale	1,951	16	3.43	1,247	12	3.77
Total loans and leases	143,097	1,536	4.31	135,628	1,468	4.35
Total earning assets	194,822	1,845	3.80	183,612	1,760	3.85
Nonearning assets	28,577			26,490
Total assets	$223,399			$210,102
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$28,376	11	0.15	$25,604	8	0.13
Money market and savings	63,195	29	0.19	60,424	32	0.21
Time deposits	18,101	23	0.51	16,884	23	0.55
Foreign office deposits - interest-bearing	1,865	1	0.38	752	1	0.36
Total interest-bearing deposits	111,537	64	0.23	103,664	64	0.25
Short-term borrowings	2,951	3	0.34	2,771	2	0.36
Long-term debt	23,272	121	2.10	22,907	126	2.19
Total interest-bearing liabilities	137,760	188	0.55	129,342	192	0.60
Noninterest-bearing deposits	48,801			46,203
Accounts payable and other liabilities	7,228			6,731
Shareholders' equity	29,610			27,826
Total liabilities and shareholders' equity	$223,399			$210,102
Average interest-rate spread			3.25			3.25

Net interest income/ net interest margin		$1,657	3.41%		$1,568	3.43%
Taxable-equivalent adjustment		$40			$39
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)
	Quarter Ended
	December 31, 2015			September 30, 2015			June 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,794	$12	1.67%	$2,745	$11	1.60%	$2,561	$10	1.56%
U.S. government-sponsored entities (GSE)	5,165	27	2.12	5,395	29	2.13	5,400	28	2.13
Mortgage-backed securities issued by GSE	32,442	156	1.94	31,329	147	1.89	29,245	149	2.05
States and political subdivisions	2,019	28	5.42	1,975	27	5.49	1,834	27	5.80
Non-agency mortgage-backed	201	5	8.53	211	4	8.45	220	5	7.88
Other	64	—	1.25	579	3	1.42	623	2	1.11
Acquired from FDIC	783	22	11.34	814	24	11.57	844	24	11.36
Total securities	43,468	250	2.30	43,048	245	2.27	40,727	245	2.41
Other earning assets	3,493	8	0.90	2,917	7	0.97	2,645	7	1.19
Loans and leases:
Commercial:
Commercial and industrial	48,047	387	3.20	46,462	386	3.30	42,541	335	3.15
CRE-income producing properties	13,264	135	4.02	12,514	118	3.74	10,730	90	3.37
CRE-construction and development	3,766	36	3.80	3,502	33	3.73	2,767	23	3.31
Dealer floor plan	1,164	6	1.89	1,056	4	1.91	1,010	5	1.81
Direct retail lending	10,896	108	3.97	9,926	105	4.18	8,449	86	4.04
Sales finance	10,533	76	2.86	10,386	83	3.14	9,507	64	2.70
Revolving credit	2,458	55	8.81	2,421	53	8.70	2,365	51	8.68
Residential mortgage	30,334	316	4.17	30,384	319	4.18	29,862	308	4.14
Other lending subsidiaries	13,281	287	8.57	12,837	276	8.56	11,701	255	8.72
Acquired from FDIC and PCI	1,070	56	20.85	1,052	40	14.87	1,055	38	14.66
Total loans and leases held for investment	134,813	1,462	4.31	130,540	1,417	4.31	119,987	1,255	4.19
Loans held for sale	1,377	13	3.73	1,959	18	3.75	2,069	18	3.48
Total loans and leases	136,190	1,475	4.31	132,499	1,435	4.31	122,056	1,273	4.18
Total earning assets	183,151	1,733	3.77	178,464	1,687	3.76	165,428	1,525	3.69
Nonearning assets	26,066			25,067			23,605
Total assets	$209,217			$203,531			$189,033
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$24,157	6	0.09	$22,593	4	0.08	$20,950	4	0.08
Money market and savings	61,431	32	0.21	59,306	30	0.20	53,852	23	0.18
Time deposits	16,981	24	0.58	16,837	26	0.61	14,800	28	0.72
Foreign office deposits - interest-bearing	98	—	0.34	948	1	0.13	764	—	0.09
Total interest-bearing deposits	102,667	62	0.24	99,684	61	0.24	90,366	55	0.24
Short-term borrowings	2,698	1	0.17	3,572	2	0.15	3,080	1	0.16
Long-term debt	24,306	128	2.11	23,394	123	2.12	22,616	121	2.14
Total interest-bearing liabilities	129,671	191	0.59	126,650	186	0.59	116,062	177	0.61
Noninterest-bearing deposits	45,824			44,153			41,502
Accounts payable and other liabilities	6,344			6,116			6,581
Shareholders' equity	27,378			26,612			24,888
Total liabilities and shareholders' equity	$209,217			$203,531			$189,033
Average interest-rate spread			3.18			3.17			3.08

Net interest income/ net interest margin		$1,542	3.35%		$1,501	3.35%		$1,348	3.27%
Taxable-equivalent adjustment		$38			$37			$36
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)
	Year-to-Date
	June 30, 2016			June 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,514	$22	1.73%	$2,529	$19	1.53%
U.S. government-sponsored entities (GSE)	4,632	48	2.09	5,397	57	2.13
Mortgage-backed securities issued by GSE	36,343	370	2.04	29,461	302	2.05
States and political subdivisions	2,139	56	5.23	1,828	53	5.80
Non-agency mortgage-backed	119	4	7.33	224	9	7.87
Other	64	1	1.75	633	4	1.25
Acquired from FDIC	734	66	18.10	857	55	12.93
Total securities	46,545	567	2.44	40,929	499	2.44
Other earning assets	3,310	34	2.07	2,324	23	2.02
Loans and leases:
Commercial:
Commercial and industrial	49,830	825	3.33	41,998	661	3.17
CRE-income producing properties	14,138	266	3.78	10,705	179	3.38
CRE-construction and development	3,644	68	3.75	2,750	45	3.32
Dealer floor plan	1,272	13	2.03	1,025	10	1.80
Direct retail lending	11,569	245	4.29	8,320	168	4.06
Sales finance	9,859	149	3.03	9,483	127	2.71
Revolving credit	2,470	108	8.78	2,375	103	8.76
Residential mortgage	30,167	617	4.09	30,143	620	4.12
Other lending subsidiaries	13,700	578	8.47	11,511	504	8.82
Acquired from FDIC and PCI	1,114	107	19.27	1,105	83	15.28
Total loans and leases held for investment	137,763	2,976	4.34	119,415	2,500	4.21
Loans held for sale	1,599	28	3.56	1,735	31	3.53
Total loans and leases	139,362	3,004	4.33	121,150	2,531	4.20
Total earning assets	189,217	3,605	3.82	164,403	3,053	3.73
Nonearning assets	27,534			23,767
Total assets	$216,751			$188,170
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,990	19	0.14	$20,787	8	0.08
Money market and savings	61,809	61	0.20	52,754	45	0.17
Time deposits	17,493	46	0.53	15,894	57	0.72
Foreign office deposits - interest-bearing	1,308	2	0.37	664	—	0.09
Total interest-bearing deposits	107,600	128	0.24	90,099	110	0.25
Short-term borrowings	2,861	5	0.35	3,308	2	0.14
Long-term debt	23,090	247	2.15	22,828	246	2.16
Total interest-bearing liabilities	133,551	380	0.57	116,235	358	0.62
Noninterest-bearing deposits	47,502			40,607
Accounts payable and other liabilities	6,980			6,600
Shareholders' equity	28,718			24,728
Total liabilities and shareholders' equity	$216,751			$188,170
Average interest-rate spread			3.25			3.11

Net interest income/ net interest margin		$3,225	3.42%		$2,695	3.30%
Taxable-equivalent adjustment		$79			$71
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a fully taxable-equivalent basis.
(3) Excludes trading securities.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$452	$442	$237	$211	$198
CRE-income producing properties	36	48	38	45	59
CRE-construction and development	14	11	13	24	16
Dealer floor plan	—	—	—	7	7
Direct retail lending	52	51	43	39	41
Sales finance	5	7	7	6	6
Residential mortgage-nonguaranteed	172	163	173	196	188
Other lending subsidiaries	62	64	65	57	57
Total nonaccrual loans and leases held for investment (2)	793	786	576	585	572
Foreclosed real estate	53	66	82	85	86
Foreclosed real estate-acquired from FDIC and PCI	17	23	26	45	47
Other foreclosed property	23	28	28	29	24
Total nonperforming assets (1)(2)	$886	$903	$712	$744	$729
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$39	$52	$49	$54	$75
CRE-income producing properties	16	18	13	12	21
CRE-construction and development	10	13	16	14	23
Direct retail lending	69	70	72	75	81
Sales finance	16	17	17	18	18
Revolving credit	31	32	33	34	36
Residential mortgage-nonguaranteed	276	281	288	275	273
Residential mortgage-government guaranteed (4)	348	317	316	321	328
Other lending subsidiaries	198	181	178	173	172
Total performing TDRs (3)(4)	$1,003	$981	$982	$976	$1,027
Loans 90 Days or More Past Due and Still Accruing
Direct retail lending	$5	$6	$7	$12	$10
Sales finance	4	4	5	4	4
Revolving credit	8	10	10	9	9
Residential mortgage-nonguaranteed	56	55	55	61	60
Residential mortgage-government guaranteed (5)	415	434	486	481	492
Acquired from FDIC and PCI	122	100	114	167	124
Total loans 90 days past due and still accruing (5)	$610	$609	$677	$734	$699
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$20	$27	$36	$26	$16
CRE-income producing properties	8	7	13	6	4
CRE-construction and development	2	6	9	2	3
Direct retail lending	53	48	58	46	41
Sales finance	61	53	72	63	53
Revolving credit	19	18	22	20	19
Residential mortgage-nonguaranteed	361	350	397	368	362
Residential mortgage-government guaranteed (6)	81	66	78	76	76
Other lending subsidiaries	261	207	304	274	230
Acquired from FDIC and PCI	48	43	42	28	31
Total loans 30-89 days past due (6)	$914	$825	$1,031	$909	$835
Excludes loans held for sale.
(1) Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2) During the second quarter of 2016, approximately $46 million of nonaccrual commercial and industrial loans were sold. During the first quarter of 2016, approximately $32 million of nonaccrual residential mortgage loans were sold. During the fourth quarter of 2015, approximately $50 million of nonaccrual residential mortgage loans were sold.

(3) Excludes TDRs that are nonperforming totaling $146 million, $172 million, $146 million, $154 million, and $127 million at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. These amounts are included in total nonperforming assets. Trial modifications are excluded because the specific types and amounts of concessions offered to borrowers frequently change between the trial modification and the permanent modification.

(4) Includes $33 million of performing TDRs at June 30, 2016 related to government guaranteed GNMA mortgage loans that were previously TDRs and have been repurchased by BB&T.
(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $49 million, $323 million, $365 million, $353 million and $338 million at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $2 million, $2 million, $2 million, $3 million and $3 million at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

BB&T Corporation
Credit Quality
(Dollars in millions)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Allowance for Credit Losses
Beginning balance	$1,580	$1,550	$1,551	$1,535	$1,532
Provision for credit losses (excluding loans acquired from FDIC and PCI)	109	182	128	100	97
Provision (benefit) for loans acquired from FDIC and PCI	2	2	1	3	—
Charge-offs:
Commercial:
Commercial and industrial	(26)	(56)	(19)	(16)	(32)
CRE-income producing properties	—	(2)	(3)	(4)	(4)
CRE-construction and development	—	—	(1)	(1)	—
Dealer floor plan	—	—	—	—	—
Direct retail lending	(12)	(13)	(14)	(15)	(13)
Sales finance	(6)	(8)	(10)	(5)	(5)
Revolving credit	(16)	(19)	(16)	(17)	(19)
Residential mortgage-nonguaranteed	(8)	(7)	(14)	(7)	(8)
Residential mortgage-government guaranteed	(1)	(1)	(2)	(3)	(1)
Other lending subsidiaries	(73)	(92)	(85)	(77)	(57)
Acquired from FDIC and PCI	—	—	—	—	—
Total charge-offs	(142)	(198)	(164)	(145)	(139)
Recoveries:
Commercial:
Commercial and industrial	12	12	8	8	13
CRE-income producing properties	1	3	1	3	1
CRE-construction and development	5	1	2	3	2
Dealer floor plan	—	—	—	—	—
Direct retail lending	6	7	6	8	7
Sales finance	3	3	2	2	2
Revolving credit	5	5	5	5	5
Residential mortgage-nonguaranteed	1	1	1	1	1
Residential mortgage-government guaranteed	—	—	—	—	—
Other lending subsidiaries	12	12	9	8	10
Total recoveries	45	44	34	38	41
Net charge-offs	(97)	(154)	(130)	(107)	(98)
Other	9	—	—	20	4
Ending balance	$1,603	$1,580	$1,550	$1,551	$1,535
Allowance for Credit Losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,442	$1,425	$1,399	$1,398	$1,400
Allowance for loans acquired from the FDIC and PCI	65	63	61	60	57
Reserve for unfunded lending commitments	96	92	90	93	78
Total	$1,603	$1,580	$1,550	$1,551	$1,535

				As of/For the
				Six Months Ended
				June 30
				2016	2015
Allowance for credit losses
Beginning balance				$1,550	$1,534
Provision for credit losses (excluding loans acquired from FDIC and PCI)				291	202
Provision (benefit) for loans acquired from FDIC and PCI				4	(6)
Charge-offs:
Commercial:
Commercial and industrial				(82)	(46)
CRE-income producing properties				(2)	(13)
CRE-construction and development				—	(2)
Dealer floor plan				—	—
Direct retail lending				(25)	(25)
Sales finance				(14)	(11)
Revolving credit				(35)	(37)
Residential mortgage-nonguaranteed				(15)	(18)
Residential mortgage-government guaranteed				(2)	(2)
Other lending subsidiaries				(165)	(124)
Acquired from FDIC and PCI				—	(1)
Total charge-offs				(340)	(279)
Recoveries:
Commercial:
Commercial and industrial				24	21
CRE-income producing properties				4	3
CRE-construction and development				6	6
Dealer floor plan				—	—
Direct retail lending				13	15
Sales finance				6	5
Revolving credit				10	10
Residential mortgage-nonguaranteed				2	1
Residential mortgage-government guaranteed				—	—
Other lending subsidiaries				24	19
Total recoveries				89	80
Net charge-offs				(251)	(199)
Other				9	4
Ending balance				$1,603	$1,535

BB&T Corporation
Credit Quality
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.64%	0.61%	0.76%	0.67%	0.68%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.43	0.45	0.50	0.54	0.57
Nonperforming loans and leases as a percentage of loans and leases	0.56	0.58	0.42	0.43	0.47
Nonperforming assets as a percentage of:
Total assets	0.40	0.42	0.34	0.36	0.38
Loans and leases plus foreclosed property	0.62	0.67	0.52	0.55	0.60
Net charge-offs as a percentage of average loans and leases	0.28	0.46	0.38	0.32	0.33
Allowance for loan and lease losses as a percentage of loans and leases	1.06	1.10	1.07	1.08	1.19
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.88 X	2.40 X	2.83 X	3.44 X	3.71 X
Nonperforming loans and leases	1.90 X	1.89 X	2.53 X	2.49 X	2.55 X
Asset Quality Ratios (Excluding Government Guaranteed and Acquired From FDIC and PCI) (1)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.05%	0.06%	0.06%	0.06%	0.07%

				As of/For the
				Year Ended
				June 30
				2016	2015
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.37%	0.33%
Ratio of allowance for loan and lease losses to net charge-offs				2.99 X	3.65 X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1) The ratio of loans greater than 90 days and still accruing interest as a percentage of loans held for investment has been adjusted to remove the impact of loans that are or were covered by FDIC loss sharing agreements and purchased credit impaired ("PCI") loans as well as government guaranteed loans. Management believes that their inclusion may result in distortion of these ratios such that they might not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting or reflective of asset collectibility.

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)
	As of June 30, 2016
			Past Due 30-89		Past Due 90+
Troubled Debt Restructurings	Current Status		Days		Days		Total
Performing TDRs: (1)
Commercial:
Commercial and industrial	$39	100.0%	$—	—%	$—	—%	$39
Commercial real estate—income producing properties	16	100.0	—	—	—	—	16
Commercial real estate—construction and development	10	100.0	—	—	—	—	10
Direct retail lending	67	97.1	2	2.9	—	—	69
Sales finance	15	93.8	1	6.2	—	—	16
Revolving credit	26	83.9	4	12.9	1	3.2	31
Residential mortgage—nonguaranteed	235	85.1	38	13.8	3	1.1	276
Residential mortgage—government guaranteed	185	53.2	61	17.5	102	29.3	348
Other lending subsidiaries	168	84.8	30	15.2	—	—	198
Total performing TDRs (1)	761	75.9	136	13.5	106	10.6	1,003
Nonperforming TDRs (2)	62	42.5	24	16.4	60	41.1	146
Total TDRs (1)(2)	$823	71.6%	$160	13.9%	$166	14.5%	$1,149

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2016	2016	2015	2015	2015
Net charge-offs as a percentage of average loans and leases:
Commercial:
Commercial and industrial			0.11%	0.37%	0.09%	0.07%	0.18%
CRE—income producing properties			(0.02)	(0.02)	0.05	0.03	0.11
CRE—construction and development			(0.48)	(0.12)	(0.10)	(0.25)	(0.20)
Direct retail lending			0.17	0.24	0.30	0.29	0.29
Sales finance			0.13	0.21	0.28	0.12	0.11
Revolving credit			1.86	2.19	1.85	1.88	2.24
Residential mortgage			0.11	0.09	0.19	0.11	0.12
Other lending subsidiaries			1.74	2.39	2.30	2.12	1.60
Acquired from FDIC and PCI			0.04	—	0.11	0.17	—
Total loans and leases			0.28	0.46	0.38	0.32	0.33
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)
	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Selected Capital Information
Risk-based capital:
Common equity tier 1	$17,568	$17,320	$17,081	$16,822	$16,031
Tier 1	20,620	20,373	19,682	19,422	18,633
Total	24,527	24,355	23,753	23,612	21,896
Risk-weighted assets	176,232	166,781	166,611	165,990	154,493
Average quarterly tangible assets	214,226	202,200	201,541	195,623	182,444
Risk-based capital ratios:
Common equity tier 1	10.0%	10.4%	10.3%	10.1%	10.4%
Tier 1	11.7	12.2	11.8	11.7	12.1
Total	13.9	14.6	14.3	14.2	14.2
Leverage capital ratio	9.6	10.1	9.8	9.9	10.2
Equity as a percentage of total assets	13.4	13.3	13.0	13.1	13.2
Common equity per common share	$32.72	$32.14	$31.66	$31.56	$30.64

Selected Non-GAAP Capital Information (1)
Tangible common equity as a percentage of tangible assets	7.6%	7.8%	7.7%	7.7%	8.1%
Tangible common equity per common share	$19.75	$20.36	$19.82	$19.77	$20.21
Calculations of Tangible Common Equity, Tangible Assets and Related Measures: (1)
Total shareholders' equity	$29,743	$28,239	$27,340	$27,264	$25,132
Less:
Preferred stock	3,053	3,054	2,603	2,603	2,603
Noncontrolling interests	39	39	34	40	52
Intangible assets	10,567	9,215	9,234	9,198	7,655
Tangible common equity	$16,084	$15,931	$15,469	$15,423	$14,822
Total assets	$221,859	$212,405	$209,947	$208,809	$191,017
Less:
Intangible assets	10,567	9,215	9,234	9,198	7,655
Tangible assets	$211,292	$203,190	$200,713	$199,611	$183,362
Tangible Common Equity as a Percentage of Tangible Assets	7.6%	7.8%	7.7%	7.7%	8.1%
Tangible common equity	$16,084	$15,931	$15,469	$15,423	$14,822

Outstanding shares at end of period (in thousands)	814,500	782,379	780,337	780,150	733,481

Tangible Common Equity Per Common Share	$19.75	$20.36	$19.82	$19.77	$20.21
(1) Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax
Second Quarter 2016
Income tax adjustment	Provision for income taxes			N/A	$13

First Quarter 2016
Energy-related provision in excess of charge-offs	Provision for credit losses			$(28)	(17)

Fourth Quarter 2015
None				N/A	N/A

Third Quarter 2015
None				N/A	N/A

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				23	15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None				N/A	N/A

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2016	2016	2015	2015	2015
Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(76)	$(134)	$31	$(89)	$142
MSRs hedge gains (losses)	86	143	(24)	94	(119)
Net	$10	$9	$7	$5	$23

Residential mortgage loan originations	$5,605	$3,602	$3,535	$5,039	$5,498

Residential mortgage servicing portfolio (1):
Loans serviced for others	89,970	90,541	91,132	90,446	89,235
Bank-owned loans serviced	32,647	30,962	31,037	32,134	31,927
Total servicing portfolio	122,617	121,503	122,169	122,580	121,162

Weighted-average coupon rate	4.09%	4.11%	4.12%	4.13%	4.15%
Weighted-average servicing fee	0.284	0.285	0.286	0.287	0.289
Selected Miscellaneous Information
Derivatives notional amount	$79,068	$70,658	$67,525	$72,978	$76,205
Fair value of derivatives, net	180	224	178	286	177
AOCI related to securities, net of tax (2)	199	12	(330)	(51)	(148)

Common stock prices:
High	37.02	37.03	39.47	41.90	41.70
Low	32.22	29.95	34.24	34.73	37.33
End of period	35.61	33.27	37.81	35.60	40.31

Banking offices	2,249	2,137	2,139	2,150	1,903
ATMs	3,321	3,185	3,181	3,361	3,077
FTEs	37,644	35,748	36,059	35,002	32,598
(1) Amounts reported are unpaid principal balance.
(2) Includes the impact of the FDIC loss sharing agreements on the acquired securities.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Efficiency and Fee Income Ratios (1)	2016	2016	2015	2015	2015
Efficiency Ratio Numerator-Noninterest Expense - GAAP	$1,797	$1,545	$1,597	$1,594	$1,653
Merger-related and restructuring charges, net	(92)	(23)	(50)	(77)	(25)
Gain (loss) on early extinguishment of debt	—	1	—	—	(172)
Foreclosed property expense	(8)	(11)	(11)	(15)	(14)
Amortization of intangibles	(42)	(32)	(32)	(29)	(23)
Efficiency Ratio Numerator - Adjusted	$1,655	$1,480	$1,504	$1,473	$1,419

Fee Income Numerator-Noninterest Income - GAAP	$1,130	$1,016	$1,015	$988	$1,019
Securities (gains) losses, net	—	(45)	—	2	1
FDIC loss share accounting-amount in noninterest income	64	60	52	58	64
Loss on sale of American Coastal	—	—	—	—	26
Fee Income Numerator - Adjusted	$1,194	$1,031	$1,067	$1,048	$1,110

Efficiency and Fee Income Ratios Denominator - Fully Taxable Equivalent Revenue - GAAP	$2,787	$2,584	$2,557	$2,489	$2,367
Securities (gains) losses, net	—	(45)	—	2	1
FDIC loss share accounting-offset to provision for covered loans	—	—	(2)	(1)	2
Loss on sale of American Coastal	—	—	—	—	26
Efficiency and Fee Income Ratios Denominator - Adjusted	$2,787	$2,539	$2,555	$2,490	$2,396

Efficiency Ratio - GAAP	64.5%	59.8%	62.4%	64.1%	69.8%
Effect of merger-related and restructuring charges, net	(3.4)	(0.9)	(1.9)	(3.1)	(1.1)
Effect of loss on early extinguishment of debt	—	—	—	—	(7.1)
Effect of foreclosed property expense	(0.3)	(0.4)	(0.4)	(0.6)	(0.6)
Effect of amortization of intangibles	(1.5)	(1.3)	(1.3)	(1.2)	(0.9)
Effect of securities gains (losses), net	—	1.1	—	—	—
Effect of FDIC loss share accounting	—	—	—	—	(0.1)
Effect of loss on sale of American Coastal	—	—	—	—	(0.8)
Efficiency Ratio - Adjusted	59.3%	58.3%	58.8%	59.2%	59.2%

Fee Income Ratio - GAAP	40.6%	39.3%	39.7%	39.7%	43.0%
Effect of securities gains (losses), net	—	(1.1)	—	—	—
Effect of FDIC loss share accounting	2.2	2.4	2.1	2.4	2.7
Effect of loss on sale of American Coastal	—	—	—	—	0.6
Fee Income Ratio - Adjusted	42.8%	40.6%	41.8%	42.1%	46.3%
(1) BB&T's management uses these measures in their analysis of the Corporation's performance and believes they provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.

BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Return on Average Tangible Common Shareholders' Equity (1)	2016	2016	2015	2015	2015
Net income available to common shareholders	$541	$527	$502	$492	$454
Plus: Amortization of intangibles, net of tax	26	20	21	18	14
Tangible net income available to common shareholders	$567	$547	$523	$510	$468

Average common shareholders' equity	$26,519	$25,076	$24,736	$23,957	$22,210
Less: Average intangible assets	10,574	9,226	9,224	8,666	7,496
Average tangible common shareholders' equity	$15,945	$15,850	$15,512	$15,291	$14,714
Return on average tangible common shareholders' equity	14.33%	13.87%	13.37%	13.23%	12.76%

				Year-to-Date June 30,
				2016	2015
Net income available to common shareholders				$1,068	$942
Plus: Amortization of intangibles, net of tax				46	27
Tangible net income available to common shareholders				$1,114	$969

Average common shareholders' equity				$25,798	$22,047
Less: Average intangible assets				9,900	7,431
Average tangible common shareholders' equity				$15,898	$14,616
Return on average tangible common shareholders' equity				14.10%	13.37%
(1) BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.